Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (October 19, 2018)

Interpublic Announces Third Quarter and First Nine Months 2018 Results

•	Third quarter net revenue increase of 3.4% and organic net revenue increase of 5.4%; U.S. organic net revenue growth of 5.0%; International organic net revenue growth of 6.0%.

•	Nine months net revenue increase of 5.2%; organic net revenue increase of 4.9%

•	Acxiom acquisition completed on Oct. 1 creates new opportunities to grow core capabilities and to leverage data insights and data management for brand marketers

•	Third quarter operating income of $262 million and was $273 million excluding Acxiom transaction costs

•	Third quarter operating margin on net revenue of 13.8% and was 14.4% excluding transaction costs

•
Third quarter diluted earnings per share of $0.41 and $0.48 as adjusted for transaction costs and dispositions of certain small, non-strategic businesses during the quarter, compared with $0.43 and $0.37 as adjusted a year ago. First nine months diluted earnings per share of $0.75 and $0.93 as adjusted, compared with $0.76 and $0.73 as adjusted a year ago

•	Company reaffirms full year target for organic net revenue growth in range of 4.0% to 4.5%, and target of 60 to 70 basis points of margin expansion

•	Company margin target excludes transaction costs and the amortization expense of acquired intangibles

Summary

Revenue

•
Net revenue of $1.90 billion in the third quarter of 2018 increased 3.4% compared with the same period in 2017. During the quarter, the organic net revenue increase was 5.4%, while the effect of foreign currency translation was negative 1.3%, and the impact of net divestitures was negative 0.7%. Total revenue of $2.30 billion in the third quarter of 2018 increased 4.0% compared with the same period in 2017.

•
Net revenue of $5.62 billion in the first nine months of 2018 increased 5.2% compared with the same period in 2017. During the first nine months, the organic net revenue increase was 4.9%, the effect of foreign currency translation was positive 1.0%, and the impact of net divestitures was negative 0.7%. Total revenue of $6.86 billion in the first nine months of 2018 increased 6.2% compared with the same period in 2017.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

•
Operating income in the third quarter of 2018 was $261.7 million, and adjusted operating income excluding transaction costs was $272.7 million, compared to $255.0 million in 2017. For the third quarter of 2018, operating margin on net revenue was 13.8% and adjusted operating margin on net revenue when excluding $11.0 million of transaction costs was 14.4%, compared to 13.9% in 2017.

•
For the first nine months of 2018, operating income was $549.7 million, and adjusted operating income excluding transaction costs was $562.1 million compared to $515.4 million in 2017. For the first nine months of 2018, operating margin on net revenue was 9.8% and adjusted operating margin on net revenue when excluding $12.4 million of transaction costs was 10.0%, compared to 9.6% in 2017.

Net Results

•	Income tax provision in the third quarter of 2018 was $60.7 million on income before income taxes of $224.1 million.

•
Third quarter 2018 net income available to IPG common stockholders was $161.0 million, resulting in earnings of $0.42 per basic share and $0.41 per diluted share, and $0.48 per diluted share as adjusted for a non-operating after-tax loss of $5.1 million on the sales of businesses and after-tax transaction costs of $18.4 million. This compares to net income available to IPG common stockholders a year ago of $169.7 million, resulting in earnings of $0.44 per basic share and $0.43 per diluted share, and $0.37 per diluted share as adjusted. Refer to reconciliations in the back for more detail.

•	Income tax provision in the first nine months of 2018 was $137.0 million on income before income taxes of $434.1 million.

•
First nine months 2018 net income available to IPG common stockholders was $292.7 million, resulting in earnings of $0.76 per basic share and $0.75 per diluted share, and $0.93 per diluted share as adjusted for a non-operating after-tax loss of $48.9 million on the sales of businesses and after-tax transaction costs of $19.5 million. This compares to net income available to IPG common stockholders a year ago of $302.1 million, resulting in earnings of $0.77 per basic share and $0.76 per diluted share, and $0.73 per diluted share as adjusted. Refer to reconciliations in the back for more detail.

•	As a reminder, 2017 results are as previously restated for the adoption of ASC 606.

"We are extremely pleased with our performance this quarter and year-to-date. We continue to deliver notably strong growth in the U.S. and in many international regions. These results were driven by strong top- and bottom-line performance in media, as well as growth from our three global creative networks, our marketing services agencies and our digital offerings. Our agency brands and our talent across the portfolio remain among the best in their respective disciplines, which gives us confidence in the long-term competitiveness of our offerings and our client-centric service model," said Michael I. Roth, Interpublic's Chairman and CEO.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

"With the completion of the Acxiom acquisition, we have a strengthened position to help clients succeed in a world where data-driven marketing solutions are increasingly core to brands' success. We also feel that we remain positioned to achieve our previously stated goal of net revenue organic growth of 4.0% to 4.5% and margin expansion of 60 to 70 basis points. Combined with our commitment to deleverage our balance sheet and our strong history of capital return programs, including dividend increases, this will allow us to further enhance shareholder value," concluded Michael Roth.

Operating Results

Revenue
Net revenue of $1.90 billion in the third quarter of 2018 increased 3.4% compared with the same period in 2017. During the quarter, the effect of foreign currency translation was negative 1.3%, the impact of net divestitures was negative 0.7%, and the resulting organic net revenue increase was 5.4%. Total revenue of $2.30 billion in the third quarter of 2018 increased 4.0% compared with the same period in 2017.

Net revenue of $5.62 billion in the first nine months of 2018 increased 5.2% compared with the same period in 2017. During the first nine months of 2018, the effect of foreign currency translation was positive 1.0%, the impact of net divestitures was negative 0.7%, and the resulting organic net revenue increase was 4.9%. Total revenue of $6.86 billion in the first nine months of 2018 increased 6.2% compared with the same period in 2017.

Operating Expenses
Total operating expenses, excluding billable expenses, increased 3.6% in the third quarter of 2018 from a year ago, and increased 2.9% excluding transaction costs, compared with net revenue growth of 3.4%. Total operating expenses increased 5.0% in the first nine months of 2018 from a year ago, and increased 4.7% excluding transaction costs, compared with net revenue growth of 5.2%.

During the third quarter of 2018, salaries and related expenses were $1.25 billion, an increase of 2.7% compared to the same period in 2017. During the first nine months of 2018, salaries and related expenses were $3.87 billion, an increase of 4.7% compared to the same period in 2017.

Staff cost ratio, which is total salaries and related expenses as a percentage of net revenue, was 66.0% in the third quarter of 2018 compared to 66.5% in the same period in 2017, and was 69.0% in the first nine months of 2018 compared to 69.2% in the same period in 2017.

During the third quarter of 2018, office and other direct expenses were $317.0 million, an increase of 4.7% compared to the same period in 2017. During the first nine months of 2018, office and other direct expenses were $974.1 million, an increase of 4.3% compared to the same period in 2017.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Office and other direct expenses were 16.7% of net revenue in the third quarter of 2018 compared to 16.5% a year ago, and were 17.3% in the first nine months of 2018 compared to 17.5% in the same period in 2017.

During the third quarter of 2018, selling, general and administrative expenses were $21.6 million, and were $10.6 million excluding transaction costs, a decrease of 22.1% compared to the same period in 2017. During the first nine months of 2018, selling, general and administrative expenses were $85.5 million and were $73.1 million excluding transaction costs, an increase of 5.8% compared to the same period in 2017.

Selling, general and administrative expenses were 1.1% of net revenue in the third quarter of 2018 compared to 0.7% a year ago, and were 1.5% in the first nine months of 2018 compared to 1.3% in the same period in 2017.

During the third quarter of 2018, depreciation and amortization was $44.0 million, an increase of 4.3% compared to the same period in 2017. During the first nine months of 2018, depreciation and amortization was $134.0 million, an increase of 7.6% compared to the same period in 2017.

Depreciation and amortization as a percentage of net revenue remained flat in the third quarter of 2018 and in the first nine months of 2018 as compared to the prior-year periods in 2017.

Non-Operating Results and Tax
Net interest expense of $22.3 million in the quarter includes $3.3 million of net interest expense due to the pre-funding in September of the company's acquisition of Acxiom which closed on October 1, 2018. For the first nine months of 2018, net interest expense of $59.6 million increased by $6.0 million compared to the same period in 2017.

The income tax provision in the third quarter of 2018 was $60.7 million on income before income taxes of $224.1 million, compared to a provision of $54.9 million on income before income taxes of $228.2 million in the same period in 2017.

The income tax provision in the first nine months of 2018 was $137.0 million on income before income taxes of $434.1 million, compared to a provision of $136.2 million on income before income taxes of $437.3 million in the same period in 2017.

Balance Sheet
At September 30, 2018, cash, cash equivalents and marketable securities totaled $1,860.3 million, compared to $791.0 million at December 31, 2017 and $705.0 million at September 30, 2017. Total debt was $3.34 billion at September 30, 2018, compared to $1.37 billion at December 31, 2017. On

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

September 21, 2018, we issued a total of $2,000.0 million in aggregate principal amount of unsecured senior notes for purposes of financing the Acxiom Acquisition.

Share Repurchase Program and Common Stock Dividend
During the third quarter of 2018, the company repurchased 0.1 million shares of its common stock at an aggregate cost of $2.6 million and an average price of $23.56 per share, including fees. During the first nine months of 2018, the company repurchased 5.1 million shares of its common stock at an aggregate cost of $117.1 million and an average price of $23.03 per share, including fees. The share repurchase program was suspended as of July 2, 2018 in order to reduce the increased debt levels incurred in conjunction with the Acxiom acquisition.

During the third quarter of 2018, the company declared and paid a common stock cash dividend of $0.21 per share, for a total of $80.4 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #
Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates;

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

•	failure to failure to realize the anticipated benefits on the acquisition of the Acxiom business.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other SEC filings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2018 AND 2017 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30,
	2018	2017	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$1,895.7	$1,832.5	3.4%
Billable Expenses	401.8	375.7	6.9%
Total Revenue	2,297.5	2,208.2	4.0%

Operating Expenses:
Salaries and Related Expenses	1,251.4	1,218.8	(2.7)%
Office and Other Direct Expenses	317.0	302.9	(4.7)%
Billable Expenses	401.8	375.7	(6.9)%
Cost of Services	1,970.2	1,897.4	(3.8)%
Selling, General and Administrative Expenses	21.6	13.6	(58.8)%
Depreciation and Amortization	44.0	42.2	(4.3)%
Total Operating Expenses	2,035.8	1,953.2	(4.2)%
Operating Income	261.7	255.0	2.6%
Operating Margin on Net Revenue %	13.8%	13.9%
Operating Margin on Total Revenue %	11.4%	11.5%

Expenses and Other Income:
Interest Expense	(27.6)	(21.0)
Interest Income	5.3	4.1
Other Expense, Net	(15.3)	(9.9)
Total (Expenses) and Other Income	(37.6)	(26.8)

Income Before Income Taxes	224.1	228.2
Provision for Income Taxes	60.7	54.9
Income of Consolidated Companies	163.4	173.3
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.1	(1.0)
Net Income	163.5	172.3
Net Income Attributable to Noncontrolling Interests	(2.5)	(2.6)
Net Income Available to IPG Common Stockholders	$161.0	$169.7

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.42	$0.44
Diluted	$0.41	$0.43

Weighted-Average Number of Common Shares Outstanding:
Basic	382.6	389.5
Diluted	388.4	397.2

Dividends Declared Per Common Share	$0.21	$0.18

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2018 AND 2017 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30,
	2018	2017	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$5,617.9	$5,342.4	5.2%
Billable Expenses	1,240.5	1,115.4	11.2%
Total Revenue	6,858.4	6,457.8	6.2%

Operating Expenses:
Salaries and Related Expenses	3,874.6	3,699.4	(4.7)%
Office and Other Direct Expenses	974.1	934.0	(4.3)%
Billable Expenses	1,240.5	1,115.4	(11.2)%
Cost of Services	6,089.2	5,748.8	(5.9)%
Selling, General and Administrative Expenses	85.5	69.1	(23.7)%
Depreciation and Amortization	134.0	124.5	(7.6)%
Total Operating Expenses	6,308.7	5,942.4	(6.2)%
Operating Income	549.7	515.4	6.7%
Operating Margin on Net Revenue %	9.8%	9.6%
Operating Margin on Total Revenue %	8.0%	8.0%

Expenses and Other Income:
Interest Expense	(73.6)	(67.6)
Interest Income	14.0	14.0
Other Expense, Net	(56.0)	(24.5)
Total (Expenses) and Other Income	(115.6)	(78.1)

Income Before Income Taxes	434.1	437.3
Provision for Income Taxes	137.0	136.2
Income of Consolidated Companies	297.1	301.1
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.9)	0.1
Net Income	295.2	301.2
Net (Income) Loss Attributable to Noncontrolling Interests	(2.5)	0.9
Net Income Available to IPG Common Stockholders	$292.7	$302.1

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.76	$0.77
Diluted	$0.75	$0.76

Weighted-Average Number of Common Shares Outstanding:
Basic	383.2	391.2
Diluted	388.4	398.6

Dividends Declared Per Common Share	$0.63	$0.54

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2018
	As Reported	Net Losses on Sales of Businesses [1]	Acxiom Transactions Costs	Adjusted Results
Net Revenue	$1,895.7			$1,895.7
Billable Expenses	401.8			401.8
Total Revenue	2,297.5			2,297.5

Cost of Services	1,970.2			1,970.2
Selling, General and Administrative Expenses	21.6		$11.0	10.6
Depreciation and Amortization	44.0			44.0
Total Operating Expense	2,035.8		11.0	2,024.8

Operating Income	261.7		(11.0)	272.7
Operating Margin on Net Revenue %	13.8%			14.4%

Interest Expense, Net	(22.3)		(3.3)	(19.0)
Other Expense, Net	(15.3)	$(5.8)	(10.3)	0.8
Total (Expenses) and Other Income	(37.6)	(5.8)	(13.6)	(18.2)
Income Before Income Taxes	224.1	(5.8)	(24.6)	254.5
Provision for Income Taxes	60.7	0.7	6.2	67.6
Equity in Net Income of Unconsolidated Affiliates	0.1			0.1
Net Income Attributable to Noncontrolling Interests	(2.5)			(2.5)
Net Income Available to IPG Common Stockholders	$161.0	$(5.1)	$(18.4)	$184.5

Weighted-Average Number of Common Shares Outstanding - Basic	382.6			382.6
Dilutive effect of stock options and restricted shares	5.8			5.8
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4			388.4

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.42	$(0.01)	$(0.05)	$0.48
Diluted	$0.41	$(0.01)	$(0.05)	$0.48

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2018
	As Reported	Net Losses on Sales of Businesses [1]	Acxiom Transaction Costs	Adjusted Results
Net Revenue	$5,617.9			$5,617.9
Billable Expenses	1,240.5			1,240.5
Total Revenue	6,858.4			6,858.4

Cost of Services	6,089.2			6,089.2
Selling, General and Administrative Expenses	85.5		$12.4	73.1
Depreciation and Amortization	134.0			134.0
Total Operating Expense	6,308.7		12.4	6,296.3

Operating Income	549.7		(12.4)	562.1
Operating Margin on Net Revenue %	9.8%			10.0%

Interest Expense, Net	(59.6)		(3.3)	(56.3)
Other Expense, Net	(56.0)	$(50.0)	(10.3)	4.3
Total (Expenses) and Other Income	(115.6)	(50.0)	(13.6)	(52.0)
Income Before Income Taxes	434.1	(50.0)	(26.0)	510.1
Provision for Income Taxes	137.0	1.1	6.5	144.6
Equity in Net Loss of Unconsolidated Affiliates	(1.9)			(1.9)
Net Income Attributable to Noncontrolling Interests	(2.5)			(2.5)
Net Income Available to IPG Common Stockholders	$292.7	$(48.9)	$(19.5)	$361.1

Weighted-Average Number of Common Shares Outstanding - Basic	383.2			383.2
Dilutive effect of stock options and restricted shares	5.2			5.2
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4			388.4

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.76	$(0.13)	$(0.05)	$0.94
Diluted	$0.75	$(0.13)	$(0.05)	$0.93

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$228.2	$(8.7)		$236.9
Provision for Income Taxes	54.9	1.7	$31.2	87.8
Equity in Net Loss of Unconsolidated Affiliates	(1.0)			(1.0)
Net Income Attributable to Noncontrolling Interests	(2.6)			(2.6)
Net Income Available to IPG Common Stockholders	$169.7	$(7.0)	$31.2	$145.5

Weighted-Average Number of Common Shares Outstanding - Basic	389.5			389.5
Dilutive effect of stock options and restricted shares	7.7			7.7
Weighted-Average Number of Common Shares Outstanding - Diluted	397.2			397.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.44	$(0.02)	$0.08	$0.37
Diluted	$0.43	$(0.02)	$0.08	$0.37

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2017
	As Reported	Net Losses on Sales of Businesses [1]	U.S. Federal Tax Credits	Adjusted Results
Income Before Income Taxes	$437.3	$(20.9)		$458.2
Provision for Income Taxes	136.2	1.7	$31.2	169.1
Equity in Net Income of Unconsolidated Affiliates	0.1			0.1
Net Loss Attributable to Noncontrolling Interests	0.9			0.9
Net Income Available to IPG Common Stockholders	$302.1	$(19.2)	$31.2	$290.1

Weighted-Average Number of Common Shares Outstanding - Basic	391.2			391.2
Dilutive effect of stock options and restricted shares	7.4			7.4
Weighted-Average Number of Common Shares Outstanding - Diluted	398.6			398.6

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.77	$(0.05)	$0.08	$0.74
Diluted	$0.76	$(0.05)	$0.08	$0.73

[1] Includes losses on complete dispositions of businesses and the classification of certain assets held for sale.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax